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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                  In connection with the Quarterly Report on Form 10-Q of Spanish Broadcasting System, Inc. (the "Company') for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph A. Garcia, Chief Financial Officer, Executive Vice President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ JOSEPH A. GARCIA
                                      -----------------------------------------
                                      Joseph A. Garcia
                                      Chief Financial Officer, Executive Vice
                                      President and Secretary
                                      November 14, 2003



A signed original of this written statement required by Section 906 has been provided to Spanish Broadcasting System, Inc. and will be retained by Spanish Broadcasting System, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.